EXHIBIT 10.2

EXECUTION VERSION

FIRST AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of July 26, 2010 and is entered into by and among Phillips Van-Heusen Corporation, a Delaware corporation (the “U.S. Borrower’’), and the Lenders party hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of May 6, 2010 (the “Credit Agreement”) by and among the Borrower, the subsidiaries of the U.S. Borrower named therein, the Lenders, the Administrative Agent, and the other Agents named therein.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Loan Parties have requested that Lenders holding Revolving Commitments and the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, the Lenders holding Revolving Commitments and the Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENTS TO CREDIT AGREEMENT

1.1

Amendments to Section 1: Definitions.

(a)   The definition of “Adjusted Eurocurrency Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:  “Notwithstanding the foregoing, with respect to any determination of the Adjusted Eurocurrency Rate with respect to Revolving Loans, the Adjusted Eurocurrency Rate shall be determined without giving effect to the rate floor set forth in clause (I) above.”

(b)   The definition of “Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:  “Notwithstanding the foregoing, with respect to any determination of the Base Rate with respect to Revolving Loans and Swing Line Loans, the Base Rate shall be determined without giving effect to the rate floor set forth in clause (iii) above.”

(c)   The definition of “Interest Payment Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “or any Canadian Prime Rate Loan (including any Canadian Swing Line Loan)” immediately after the phrase “(including any Swing Line Loan)” in clause (i) therein.

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SECTION II.     CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of a counterpart signature page of this Amendment duly executed by the (a) U.S. Borrower, (b) each of the Lenders holding Revolving Commitments and (c) such additional Lenders that, together with the Lenders described in the foregoing clause (b), constitute the Required Lenders (the date of satisfaction of such conditions being referred to herein as the “Effective Date”).

SECTION III.   ÞÞÞ MISCELLANEOUS

A.     Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)     On and after the Effective Date, each reference in the Credit Agreement to “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)     Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  This Amendment shall be a “Loan Document” for purposes of the definition thereof in the Credit Agreement.

(iii)     Except as specifically provided by this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

B.     Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.     Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

D.     Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

U.S. BORROWER:

PHILLIPS VAN-HEUSEN CORPORATION

By:  /s/ Pamela N. Hootkin

Name:  Pamela N. Hootkin

Title:  SVP Treasurer

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BARCLAYS BANK PLC,
as Administrative Agent

by: /s/ Diane Rolfe
name: DIANE ROLFE
title: DIRECTOR

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BARCLAYS BANK PLC,
as Lender

by: /s/ Diane Rolfe
name: DIANE ROLFE
title: DIRECTOR

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DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main
as Lender

by: [NOT READABLE]
name: [NOT READABLE]
title: [NOT READABLE]

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Crèdit Agricole Corporate & Investment Bank,
as Lender

by: /s/ Rod Hurst
name: Rod Hurst
title: Managing Director

by: /s/ Gina Harth-Cryde
name: Gina Harth-Cryde
title: Managing Director

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DBS Bank Ltd., Los Angeles Agency
as Lender

by: /s/ James McWalters
name: James McWalters
title: General Manager

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ABN AMRO BANK N.V.,
as Lender

by: [NOT READABLE]
name: [NOT READABLE]
title: [NOT READABLE]

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Caja de Ahorros y Monte de Picdad de Madrid
as Lender

by: /s/ Juan Pablo Hernadez de la Merced
name: Juan Pablo Hernadez de la Merced
title: Director – North American Corporate Banking

by: /s/ Manuel Nuñez Fernandez
name: Manuel Nuñez Fernandez
title: General Manager

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CRÉDIT INDUSTRIEL ET COMMERCIAL,
as Lender

by: /s/ BrianO’Leary
name: Brian O’Leary
title: Managing Director

by: /s/ Marcus Edward
name: Marcus Edward
title: Managing Director

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PNC Bank N.A.,
as Lender

by: /s/ Leslie Turkington
name: Leslie Turkington
title: Vice President

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JPMORGAN CHASE BANK, N.A.,
as Lender

by: /s/ James A. Knight
name: James A. Knight
title: Vice President

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Bank Leumi USA
as Lender

by: /s/ Joung Hee Hong
name: Joung Hee Hong
title: First Vice President

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State Bank of India
as Lender

by: /s/ Ashok Gulla
name: Ashok Gulla
title: VP Head (Credit)

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Bank of America, N.A.
as Lender

by: /s/ Thomas Kainamura
name: Thomas Kainamura
title: Vice President

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Deutsche Bank AG, New York Branch
as Lender

by: /s/ Mary Kay Coyle
name: Mary Kay Coyle
title: Managing Director

by: /s/ Marguerite Sutton
name: Marguerite Sutton
title: Director

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TORONTO DOMINION (NEW YORK) LLC,
as Lender

by: /s/ Jackie Barrett
name: Jackie Barrett
title: Authorized Signatory

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Lender

by: /s/ Shaheen Malik
name: Shaheen Malik
title: Vice President

by: /s/ Kevin Buddhdew
name: Kevin Buddhdew
title: Associate

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Sumitomo Mitsui Banking Corporation,
as Lender

by: /s/ Yasuhiko Imai
name: Yasuhiko Imai
title: Senior Vice President

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General Electric Capital Corporation,
as Lender

by: /s/ Marie G. Mollo
name: Marie G. Mollo
title: Duly Authorized Signatory

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Israel Discount Bank of New York
as Lender

by: /s/ George Commander
name: George Commander
title: Senior Vice President

by: /s/ Esther Lainis
name: Esther Lainis
title: First Vice President

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Sun Trust Bank,
as Lender

by: /s/ E. Donald Besch, Jr.
name: E. DONALD BESCH, JR.
title: MANAGING DIRECTOR

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THE BANK OF NOVA SCOTIA
as Lender

by: /s/ Todd Meller
name: Todd Meller
title: Managing Director

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HSBC Bank USA, N.A.,
as Lender

by: /s/ Darren Pinsker
name: Darren Pinsker
title: Senior Vice President

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Mediobanca International (Luxembourg) S.A.,
as Lender

by: /s/ Luca Maccari – /s/Peter Gerrard
name: Luca Maccari – Peter Gerrard
title: Managing Director

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ICBC (LONDON) LIMITED,
as Lender

by: [NOT READABLE]
name: [NOT READABLE]
title: [NOT READABLE]

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Compass Bank
as Lender

by: /s/ Ramon Garcia
name: Ramon Garcia
title: Vice President

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ROYAL BANK OF CANADA,
as Lender

by: /s/ G. David Cole
name: G. DAVID COLE
title: AUTHORIZED SIGNATORY

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Fortis Flexi III Senior Secured Bank Loan Fund Mogliano, with BNP Paribas Investment Partners Netherlands N.A. acting as Investment Manager as Lender

by: /s/ Ralf van Baast
name: Ralf van Baast
title: Portfolio Manager

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Global Credit Return Fund N.V. (in relation to the series
2009-1 Notes), By: BNP Paribas Investment Partners Netherlands N.V.
as Lender

by: /s/ Ralf van Baast
name: Ralf van Baast
title: Portfolio Manager

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RAYMOND JAMES BANK, FSB
as Lender

by: /s/ Mark E. Moody
name: Mark E. Moody
title: Senior Vice President

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U.S. Bank National Association
as Lender

by: /s/ Blake Malia
name: Blake Malia
title: Vice President

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Eaton Vance CDO VII PLC
By: Eaton Vance Management
as Interim Investment Advisor,
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management
As Investment Advisor
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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Eaton Vance CDO IX Ltd.
By: Eaton Vance Management
as Investment Advisor
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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Eaton Vance CDO X PLC
By: Eaton Vance Management
As Investment Advisor
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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EATON VANCE SENIOR
FLOATING-RATE TRUST
By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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EATON VANCE FLOATING-RATE
INCOME TRUST
By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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Eaton Vance Medallion
Floating-Rate Income Portfolio
By: Eaton Vance Management
As Investment Advisor,
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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EATON VANCE SENIOR INCOME TRUST
By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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EATON VANCE INSTITUTIONAL SENIOR LAW FUND
By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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EATON VANCE
LIMITED DURATION INCOME FUND
By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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INNOVATION TRUST 2009
By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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MET INVESTORS SERIES TRUST
MET/EATON VANCE FLOATING RATE PORTFOLIO
BY EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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PACIFIC SELECT FUND
FLOATING-RATE LOAN PORTFOLIO
By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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RIVERSOURCE VARIABLE SERIES TRUST-
VARIABLE PORTFOLIO
EATON VANCE FLOATING RATE INCOME FUND
By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor
as Lender

by: /s/ Craig P. Russ
name: Craig P. Russ
title: Vice President

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Avenue CLO II, Ltd.
Avenue CLO III, Ltd.,
as Lender

by: /s/ Sriram Balakrishnan
name: Sriram Balakrishnan
title: Portfolio Manager

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Del Mar CLO 1, Ltd
By: Caywood-Scholl Capital Management
As Collateral Manager

by: /s/ Tom Saake
name: Tom Saake
title: Managing Director

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ALM Loan Funding 2010-1, Ltd.
as Lender

By: Apollo Credit Management, LLC, its collateral
manager

by: /s/ Joseph Moroney
name: JOSEPH MORONEY
title: Authorized Signatory

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ALM LOAN FUNDING 2010-2 LLC,
as Lender

By: Apollo Credit Management, LLC, as Portfolio
Manager

by: /s/ Joseph Moroney
name: JOSEPH MORONEY
title: Vice President

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GE Capital Financial Inc.,
as Lender

by: /s/ Alison P. Trapp
name: Alison P. Trapp
title: Duly Authorized Signatory

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Ariel Reinsurance Company Ltd.
BlackRock Senior High Income Fund, Inc.
BlackRock Defined Opportunity Credit Trust
BlackRock Limited Duration Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Global Investment Series: Income Strategies Portfolio
Master Senior Floating Rate LLC
Missouri State Employees’ Retirement System
BlackRock Senior Floating Rate Portfolio
BlackRock Floating Rate Income Trust

as Lender

by: /s/ Ann Marie Smith
name: Ann Marie Smith
title: Authorized Signatory

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LightPoint CLO III, Ltd.,
as Lender
By Neuberger Berman Fixed Income LLC as collateral
manager

by: /s/ Colin Donlan
name: Colin Donlan
title: Authorized Signatory

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LightPoint CLO IV, Ltd.,
as Lender
By Neuberger Berman Fixed Income LLC as collateral
manager

by: /s/ Colin Donlan
name: Colin Donlan
title: Authorized Signatory

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LightPoint CLO V, Ltd.,
as Lender
By Neuberger Berman Fixed Income LLC as collateral
manager

by: /s/ Colin Donlan
name: Colin Donlan
title: Authorized Signatory

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LightPoint CLO VII, Ltd.,
as Lender
By Neuberger Berman Fixed Income LLC as collateral
manager

by: /s/ Colin Donlan
name: Colin Donlan
title: Authorized Signatory

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LightPoint Pan-European CLO 2006 Plc.,
as Lender
By Neuberger Berman Fixed Income LLC as collateral
manager

by: /s/ Colin Donlan
name: Colin Donlan
title: Authorized Signatory

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LightPoint Pan-European CLO 2007-1 Plc.,
as Lender
By Neuberger Berman Fixed Income LLC as collateral
manager

by: /s/ Colin Donlan
name: Colin Donlan
title: Authorized Signatory

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Marquette US/European CLO, Plc.,
as Lender
By Neuberger Berman Fixed Income LLC as collateral
manager

by: /s/ Colin Donlan
name: Colin Donlan
title: Authorized Signatory

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Neuberger Berman – Floating Rate Income Fund,
as Lender

by: /s/ Colin Donlan
name: Colin Donlan
title: Authorized Signatory

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QUEEN STREET CLO 1 BV
QUEEN STREET CLO 2 BV
as Lender

by: /s/ Ujjaual Desai
name: UJJAUAL DESAI
title: Managing Partner
Indicus Advisors

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[NOT READABLE]
Axa Investment Managers Paris S.A. on behalf of the
funds it manages:

➢ Confluent 5 Limited
➢ Matignon Derivatives Loans
➢ Matignon Leveraged Loans Limited
➢ Stichting Depositary APG Fixed Income Credits Pool
➢ AXA IM European Loan Limited

as Lenders

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NAVIGATOR CDO 2005, LTD., as a Lender

By: GE Asset Management Inc., as Collateral Manager

By: /s/ John Campos
Name: John Campos
Title: Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as a Lender

By: GE Capital Debt Advisors, LLC, as Investment Advisor

By: /s/ John Campos
Name: John Campos
Title: Authorized Signatory

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AIB Debt Management Limited
as Lender

by: /s/ Roisin O’Connell
name: Roisin O’Connell
title: Vice President
Investment Advisor to
AIB Debt Management, Limited

by: /s/ Shreya Shah
name: Shreya Shah
title: Vice President
Investment Advisor to
AIB Debt Management, Limited

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APIDOS CDO I,
as Lender

by: /s/ Gretchen Bergstresser
name: Gretchen Bergstresser
title: Senior Portfolio Manager

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APIDOS CDO II,
as Lender

by: /s/ Gretchen Bergstresser
name: Gretchen Bergstresser
title: Senior Portfolio Manager

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APIDOS CDO III,
as Lender

by: /s/ Gretchen Bergstresser
name: Gretchen Bergstresser
title: Senior Portfolio Manager

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APIDOS CDO IV,
as Lender

by: /s/ Gretchen Bergstresser
name: Gretchen Bergstresser
title: Senior Portfolio Manager

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APIDOS CDO V,
as Lender

by: /s/ Gretchen Bergstresser
name: Gretchen Bergstresser
title: Senior Portfolio Manager

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APIDOS CDO Quattro,
as Lender

by: /s/ Gretchen Bergstresser
name: Gretchen Bergstresser
title: Senior Portfolio Manager

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APIDOS CDO Cinco,
as Lender

by: /s/ Gretchen Bergstresser
name: Gretchen Bergstresser
title: Senior Portfolio Manager

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ACA CLO 2006-1,
as Lender

by: /s/ Gretchen Bergstresser
name: Gretchen Bergstresser
title: Senior Portfolio Manager

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LeverageSource III S.A.R.L.,
as Lender

by: /s/ Stephen Gloria
name: Stephen Gloria
title: Authorized Signatory

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Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO IV, LTD.
as Lender

by: /s/ Kelli C. Marti
name: Kelli C. Marti
title: Senior Vice President

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Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO V, LTD.
as Lender

by: /s/ Kelli C. Marti
name: Kelli C. Marti
title: Senior Vice President

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Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO VI, LTD.
as Lender

by: /s/ Kelli C. Marti
name: Kelli C. Marti
title: Senior Vice President

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Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO VII, LTD.
as Lender

by: /s/ Kelli C. Marti
name: Kelli C. Marti
title: Senior Vice President

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Denali Capital LLC, managing member of
DC Funding Partners LLC, Collateral Manager for
Spring Road CLO 2007-1, LTD.
as Lender

by: /s/ Kelli C. Marti
name: Kelli C. Marti
title: Senior Vice President

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ARES IIIR/IVR CLO LTD.
ARES VR CLO LTD.
ARES X CLO LTD.
ARES XII CLO LTD.
Ares NF CLO XIII Ltd
Ares NF CLO XIV Ltd
Ares NF CLO XF Ltd
CONFLUENT 2 LIMITED
ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.
AREX ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
FUTURE FUND BOARD OF GUARDIANS
ARES INSTITUTIONAL LOAN FUND B.V.
ARES EURO CLO I.B.V.
ARES EUROPEAN CLO II B.V., as Lenders

ARES IIIR/IVR CLO LTD.

BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

ARES VR CLO LTD.

BY: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

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ARES X CLO LTD.

BY: ARES CLO MANAGEMENT X, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP X, LLC, ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

ARES XII CLO LTD.

BY: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Ares NF CLO XIII Ltd

By: Ares NF CLO XIII Management, L.P., its collateral manager

By: Ares NF CLO XIII, Management LLC, its general partner

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

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Ares NF CLO XIV Ltd

By: Ares NF CLO XIV Management, L.P., its collateral manager

By: Ares NF CLO XIV, Management LLC, its general partner

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Ares NF CLO XV Ltd

By: Ares NF CLO XV Management, L.P., its collateral manager

By: Ares NF CLO XV, Management LLC, its general partner

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

CONFLUENT 2 LIMITED

BY: ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER

BY: ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS
GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

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ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT,
L.P., ITS MANAGER

BY: ARES ENHANCED CREDIT OPPORUNITIES FUND MANAGEMENT
GP, LLC, AS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

ARES ENHANCED INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO
MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

FUTURE FUND BOARD OF GUARDIANS

BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P.,
ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB
ACCOUNT)

BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV
GP, LLC, ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

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GLOBAL LOAN OPPORTUNITY FUND B.V.

BY: ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

ARES INSTITUTIONAL LOAN FUND B.V.

BY: ARES MANAGEMENT LIMITED, AS MANAGER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

ARES EURO CLO I B.V.

BY: ARES MANAGEMENT LIMITED, ITS MANAGER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

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ARES EUROPEAN CLO II B.V.

BY: ARES MANAGEMENT LIMITED, ITS MANAGER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

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ERSTE GROUP BANK AG,
as Lender

By: /s/ Paul Judicke
name: Paul Judicke
title: Director

By: /s/ Bryan Lynch
name: Bryan Lynch
title: Executive Director

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